UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 10, 2016

Vantage Drilling Company

(Exact name of registrant as specified in its charter)

Cayman Islands	1-34094	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o KPMG, P.O. Box 493 Century Yard, Cricket Square Grand Cayman KY1-1106 Cayman Islands
(Address of principal executive offices) (Zip Code)

(345) 949-4800

(Registrant’s telephone number, including area code)

777 Post Oak Boulevard, Suite 800

Houston, TX 77056

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.	Bankruptcy or Receivership.

As previously disclosed, on December 3, 2015, Offshore Group Investment Limited, a Cayman Islands exempted company (“OGIL”), a wholly-owned subsidiary of Vantage Drilling Company (the “Company”), and certain subsidiaries of OGIL (together with OGIL, the “Vantage Debtors”) filed voluntary petitions (“Bankruptcy Petitions”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under the provisions of chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) to pursue a pre-packaged chapter 11 plan of reorganization (the “Plan”). During the pendency of the Bankruptcy Petitions, the Vantage Debtors continued to operate their business as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

On January 15, 2016, the Bankruptcy Court entered an order confirming the Plan. The JOLs (as defined below) have been advised by the Vantage Debtors that the Vantage Debtors closed the refinancing transactions under the Plan, and the Plan became effective on February 10, 2016. As a result of the effectiveness of the Plan, the Vantage Debtors, including OGIL, are no longer subsidiaries of the Company.

The Company’s previously reported liquidation proceedings in the Cayman Islands are continuing, and on January 18, 2016, the Grand Court of the Cayman Islands (the “Cayman Court”) appointed Alex Lawson and Kris Beighton of KPMG in the Cayman Islands as joint official liquidators (“JOLs”) of the Company.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 10, 2016, the Company received resignations from (1) all of the directors of the Company, (2) the principal executive officer and president of the Company, (3) the principal financial and accounting officer of the Company, (4) the principal operating officer of the Company and (5) each other named executive officer of the Company.

As a result of the Cayman Court’s order on January 18, 2016, the JOLs will manage the Company’s liquidation and have assumed full control of the Company’s affairs subject to the Cayman Court’s supervision. The JOLs have full authority to act on behalf of the Company, including the signing of periodic reports to the Securities and Exchange Commission.

Item 7.01.	Regulation FD Disclosures.

The information set forth above in Item 1.03 and Item 5.02 of this Form 8-K is incorporated herein by reference.

On February 10, 2016, in connection with the Plan, OGIL issued a press release, a copy of which is filed herewith as Exhibit 99.1.

In accordance with General Instruction B.2 to Form 8-K, the information provided under this Item 7.01 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”). The Company does not undertake to update the information as posted on its website; however, it may post additional information included in future press releases and Forms 8-K, as well as posting its periodic Exchange Act reports.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements relate to the Company’s plans, goals, strategies, intent, beliefs and current expectations. These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. These forward-looking statements reflect the Company’s current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Items contemplating or making assumptions about the Company’s industry, business strategy, goals, expectations concerning the Company’s market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources and other financial and operating information also constitute such forward-looking statements. You should not place undue reliance on these forward-looking statements.

These forward-looking statements can be identified by the use of terms and phrases such as “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect” and the like, and/or future tense or conditional constructions (“will,” “may,” “could,” “should,” etc.). The Company’s actual results could differ materially from those anticipated in these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release of OGIL, dated February 10, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2016

VANTAGE DRILLING COMPANY
(in official liquidation)

/S/ Alexander Lawson
Alexander Lawson Joint Official Liquidator and Authorized Signatory

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press Release of OGIL dated February 10, 2016.